Exhibit 10.2

FORM OF EMPLOYEE MATTERS AGREEMENT

BETWEEN

LABORATORY CORPORATION OF AMERICA HOLDINGS

AND

FORTREA HOLDINGS INC.

DATED AS OF [●]

EMPLOYEE MATTERS AGREEMENT
EMPLOYEE MATTERS AGREEMENT, dated as of the [●] day of [●], 2023 (this “Employee Matters Agreement”), between Laboratory Corporation of America Holdings, a Delaware corporation (“Labcorp”), and Fortrea Holdings Inc., a Delaware corporation and wholly owned Subsidiary of Labcorp (“Fortrea”).
RECITALS
1.The parties to this Employee Matters Agreement have entered into the Separation and Distribution Agreement (the “Separation Agreement”), dated as of the date hereof, pursuant to which Labcorp intends to distribute to its stockholders, on a pro rata basis and without consideration, all the outstanding shares of common stock of Fortrea then owned by Labcorp (the “Distribution”).
2.The parties wish to set forth their agreements as to certain matters regarding the past, present and future treatment of, and the compensation and employee benefits provided to, current and former employees of Labcorp and Fortrea and their respective Subsidiaries.
3.This Employee Matters Agreement incorporates by reference the agreement of the parties with regard to certain services and other actions to be performed by the parties following the Distribution, which agreement is set forth in the Transition Services Agreement, and Data Processing Agreement, respectively, each of which will be effective as of the date hereof.
AGREEMENT
In consideration of the foregoing and the mutual covenants and agreements herein contained, and intending to be legally bound hereby, the parties agree as follows:
ARTICLE I
DEFINITIONS
Section 1.01Certain Defined Terms. For the purposes of this Employee Matters Agreement:
“Adjusted Labcorp 2021-2023 Performance Share Awards” has the meaning set forth in Section 10.01(a)(ii)(A)(1)(a).
“Adjusted Labcorp 2022-2024 Performance Share Awards” has the meaning set forth in Section 10.01(a)(ii)(B)(1).
“Adjusted Labcorp 2023-2025 Performance Share Awards” has the meaning set forth in Section 10.01(a)(ii)(C)(1).
“Adjusted Labcorp Equity Award” means each Adjusted Labcorp Option, Adjusted Labcorp RSU and Adjusted Labcorp Performance Share Award, as described in Section 10.01.
“Adjusted Labcorp Option” means an option to acquire Labcorp Common Stock relating to a Labcorp Option, as described in Section 10.01.

“Adjusted Labcorp Performance Share Award” means each Adjusted Labcorp 2021-2023 Performance Share Award, Adjusted Labcorp 2022-2024 Performance Share Award, and Adjusted Labcorb 2023-2025 Performance Share Award, as described in Section 10.01.
“Adjusted Labcorp RSU” means a restricted stock unit award with respect to Labcorp Common Stock relating to Labcorp RSUs, as described in Section 10.01.
“Applicable Transfer Date” means the date on which a Delayed Transfer Employee actually commences employment with the Labcorp Group or the Fortrea Group (as applicable).
“CHC Committee” means the Compensation and Human Capital Committee of the Labcorp Board.
“COBRA” means the continuation coverage requirements under Code Section 4980B and ERISA Sections 601-608.
“Code” means the Internal Revenue Code of 1986, as amended.
“Collective Bargaining Agreement” or “CBA” means a collective or collectively bargained agreement, whether made between Labcorp, Fortrea, or any of their respective direct or indirect Subsidiaries and its or their works councils (including any economic or sub-committee thereof), trade unions or employee representative bodies and/or made at a regional, sector or national level, between representatives of employers and representatives of current or former employees, in any case impacting the terms and conditions, work rules or working arrangements applicable to employees.
“Covance Elective Deferral Plan for Labcorp Employees” has the meaning set forth in Section 9.01(a).
“Delayed Transfer Employee(s)” has the meaning set forth in Section 2.04(c).
“Distribution” has the meaning set forth in the Recitals.
“Employment Agreement” means (a) any terms and conditions of employment retention, change in control, sale bonus, incentive bonus, severance, tuition reimbursement commitment or other individual compensatory agreement individually agreed between any current or former employee and Labcorp or Fortrea, as applicable, or any of their respective Affiliates, but excluding any equity award; and (b) to the extent not already covered by (a), any termination payments or benefits paid or provided to be paid to employees arising out of or in connection with the termination of employment, including notice payments, statutory severance, termination indemnities, compensation for unemployment benefits and any other minimum termination payments required to be paid by applicable Law or under the relevant employment contract or otherwise individually negotiated with employees; provided, however, that no U.S. Benefit Plan or Non-U.S. Plan shall constitute an Employment Agreement.
“Employee Matters Agreement” has the meaning set forth in the preamble.
“ERISA” means the Employee Retirement Income Security Act of 1974, as amended, and the rules and regulations promulgated thereunder.

“Flex Plan Amount” has the meaning set forth in Section 6.05.
“Former Fortrea Employee” means any individual (a) who on or before the close of business on Distribution Date retired or otherwise separated from service from the Labcorp Group or the Fortrea Group, including an individual who terminated employment in connection with receiving long-term disability benefits under an employee benefit plan of Labcorp and (b)(i) who immediately before his or her retirement or other separation from service with the Labcorp Group or the Fortrea Group spent the majority of their working time dedicated to the Fortrea Business, or (ii) whose last day of work with the Labcorp Group or the Fortrea Group was with the Fortrea Business or a Fortrea Entity and (c) is not a Labcorp Employee or a Former Labcorp Employee.
“Former Labcorp Employee” means any individual who (a) on or before the close of business on the Distribution Date retired or otherwise separated from service from the Labcorp Group, including an individual who terminated employment in connection with receiving long-term disability benefits under an employee benefit plan of Labcorp, and (b) is not a Fortrea Employee or a Former Fortrea Employee.
“Fortrea 2021-2023 Performance Share Award” means a performance share award with respect to Fortrea Common Stock relating to Labcorp Performance Share Awards with a performance period relating to fiscal years 2021-2023 held by Fortrea Participants, as described in Section 10.01.
“Fortrea 2022-2024 Performance Share Award” means a performance share award with respect to Fortrea Common Stock relating to Labcorp Performance Share Awards with a performance period relating to fiscal years 2022-2024 held by Fortrea Participants as described in Section 10.01.
“Fortrea 2023-2025 Performance Share Award” means a performance share award with respect to Fortrea Common Stock relating to Labcorp Performance Share Awards with a performance period relating to fiscal years 2023-2025 held by Fortrea Participants as described in Section 10.01.
“Fortrea Bonus Plan” has the meaning set forth in Section 5.03.
“Fortrea Director” means each individual who, as of the close of business on the Distribution Date, is a non-employee member of the Board of Directors of Fortrea and who may also retain their role as a Labcorp Director on and after the Distribution Date.
“Fortrea Employee” means each individual who, as of the close of business on the Distribution Date, is employed by a Fortrea Entity (including, for the avoidance of doubt, any On-Leave U.S. Fortrea Employee and any other such individual who is on an approved leave of absence, whether paid or unpaid). Notwithstanding the foregoing, Fortrea Employees includes Fortrea Transferees, effective as of the Applicable Transfer Date.
“Fortrea Equity Award” means each Fortrea RSU and Fortrea Performance Share Award.
“Fortrea Equity Plan” means the equity incentive plan adopted by Fortrea and approved by Labcorp, as sole shareholder of Fortrea prior to the Distribution, under which the Fortrea Equity Awards will be issued.

“Fortrea ESPP” means the employee stock purchase plan adopted by Fortrea and approved by Labcorp, as sole shareholder of Fortrea prior to the Distribution.
“Fortrea Flexible Account Plan” has the meaning set forth in Section 6.05.
“Fortrea HRA Plan” has the meaning set forth in Section 6.06.
“Fortrea Non-U.S. Plan” means the Non-U.S. Plans sponsored or maintained by a member of the Fortrea Group.
“Fortrea Nonqualified Deferred Compensation Plan” has the meaning set forth in Section 9.01(b).
“Fortrea NQDC Plans” means the Covance Executive Deferred Compensation Plan and the Fortrea Nonqualified Deferred Compensation Plan.
“Fortrea Participant” means any Fortrea Employee (other than an On-Leave U.S. Fortrea Employee or Fortrea Transferee) who, immediately prior to the Distribution holds Labcorp Equity Awards, or a beneficiary of such person.
“Fortrea Performance Share Award” means each Fortrea 2021-2023 Performance Share Award, Fortrea 2022-2024 Performance Share Award, and Fortrea 2023-2025 Performance Share Award.
“Fortrea Retirees” has the meaning set forth in Section 6.01(a).
“Fortrea RSU” means a restricted stock unit award with respect to Fortrea Common Stock granted by Fortrea under the Fortrea Equity Plan.
“Fortrea Share Price” means the average closing price per share of Fortrea Common Stock on the NASDAQ, calculated to four decimal places and determined without regard to after-hours trading or any other trading outside of the regular trading session and trading hours, over the ten consecutive trading days starting with the first full trading date immediately following the Distribution Date.
“Fortrea Spinoff 401(k) Plan” has the meaning set forth in Section 8.01(a).
“Fortrea Spinoff Welfare Plans” has the meaning set forth in Section 6.01(b).
“Fortrea Transferees” means the Delayed Transfer Employees who transfer from the Labcorp Group to the Fortrea Group.
“Fortrea U.S. Plans” means (a) the Fortrea Spinoff 401(k) Plan and the Fortrea Spinoff Welfare Plans and (b) any U.S. Benefit Plan sponsored or maintained by any member of the Fortrea Group. For the avoidance of doubt, no member of the Fortrea Group will be deemed to sponsor or maintain any U.S. Benefit Plan if its relationship to such U.S. Benefit Plan is solely to administer such U.S. Benefit Plan or provide to Labcorp any reimbursement in respect of such U.S. Benefit Plan.
“Labcorp 2021-2023 Performance Share Award” has the meaning set forth in Section 10.01(a)(ii)(A).

“Labcorp 2022-2024 Performance Share Award” has the meaning set forth in Section 10.01(a)(ii)(B).
“Labcorp 2023-2025 Performance Share Award” has the meaning set forth in Section 10.01(a)(ii)(C).
“Labcorp 401(k) Plan” has the meaning set forth in Section 8.01(a).
“Labcorp Bonus Plan” has the meaning set forth in Section 5.03.
“Labcorp Director” means each individual who is a non-employee member of the Labcorp Board and is not a member of the Fortrea Board, in each case, as of the close of business on the Distribution Date.
“Labcorp Employee” means each individual who, as of the close of business on the Distribution Date, is employed by a member of the Labcorp Group (including, for the avoidance of doubt, any such individual who is on a leave of absence, whether paid or unpaid). Notwithstanding the foregoing, Labcorp Employees also include Labcorp Transferees, effective as of the Applicable Transfer Date.
“Labcorp Equity Award” means each Labcorp Option, Labcorp RSU and Labcorp Performance Share Award.
“Labcorp Equity Plan” means the Laboratory Corporation of America Holdings 2016 Omnibus Incentive Plan, as amended.
“Labcorp ESPP” means the Laboratory Corporation of America Holdings 2016 Employee Stock Purchase Plan.
“Labcorp Flexible Account Plan” has the meaning set forth in Section 6.05.
“Labcorp HRA Plan” has the meaning set forth in Section 6.06.
“Labcorp Non-U.S. Plans” means the Non-U.S. Plans sponsored or maintained by a member of the Labcorp Group.
“Labcorp NQDC Plans” means each of the Laboratory Corporation of America Holdings Nonqualified Deferred Compensation Plan, effective January 1, 2022, the Laboratory Corporation of America Holdings Amended and Restated Deferred Compensation Plan, restated effective January 1, 2014 and the Covance Elective Deferral Plan for Labcorp Employees.
“Labcorp Option” means an option to acquire shares of Labcorp Common Stock granted by Labcorp under a Labcorp Equity Plan prior to the Distribution Date.
“Labcorp Participant” means any Labcorp Employee, Former Labcorp Employee, Labcorp Director, Fortrea Director, Former Fortrea Employee, On-Leave U.S. Fortrea Employee or Labcorp Transferee who immediately prior to the Distribution holds Labcorp Equity Awards, or a beneficiary of such person.
“Labcorp Performance Share Awards” means an award of performance shares with respect to shares of Labcorp Common Stock granted by Labcorp under the Labcorp Equity Plan prior to the Distribution Date, and shall include the Labcorp

2021-2023 Performance Share Awards, the Labcorp 2022-2024 Performance Share Awards, and the Labcorp 2023-2025 Performance Share Awards.
“Labcorp Retiree Welfare Plan” has the meaning set forth in Section 6.01(a).
“Labcorp RSU” means a time-based restricted stock unit award granted by Labcorp under the Labcorp Equity Plan prior to the Distribution Date.
“Labcorp Transferees” means the Delayed Transfer Employees who transfer from the Fortrea Group to the Labcorp Group.
“Labcorp U.S. Pension Plans” has the meaning set forth in Section 7.01.
“Labcorp U.S. Plans” means (a) the Labcorp U.S. Pension Plans, the Labcorp 401(k) Plan, the Labcorp Welfare Plans and the Labcorp Retiree Welfare Plan, and (b) any other U.S. Benefit Plan that, as of the close of business on the day before the Distribution Date, is sponsored or maintained solely by any member of the Labcorp Group. For the avoidance of doubt, no member of the Labcorp Group will be deemed to sponsor or maintain any U.S. Benefit Plan if its relationship to such U.S. Benefit Plan is solely to administer such U.S. Benefit Plan or to provide Fortrea with any reimbursement in respect of such U.S. Benefit Plan.
“Labcorp Welfare Plans” has the meaning set forth in Section 6.01(b).
“NASDAQ” means the National Association of Securities Dealers Automated Quotations.
“Non-U.S. Delayed Transfer Employee” has the meaning set forth in Section 2.04(c).
“Non-U.S. Fortrea Employee” means each Fortrea Employee whose employment is based outside of the United States. Non-U.S. Fortrea Employees also include Non-U.S. Delayed Transfer Employees who are Fortrea Transferees, effective as of the Applicable Transfer Date.
“Non-U.S. Labcorp Employee” means each Labcorp Employee whose employment is based outside of the United States. Non-U.S. Labcorp Employee also includes Non-U.S. Delayed Transfer Employees who are Labcorp Transferees, effective as of the Applicable Transfer Date.
“Non-U.S. Plan” means, with respect to an entity, each plan, program, policy, scheme, agreement, arrangement or understanding (whether contractual or discretionary) that is maintained primarily for the benefit of employees outside of the United States and is a deferred compensation, executive compensation, incentive bonus or other bonus, pension, profit sharing, savings, retirement, severance pay, salary continuation, life, death benefit, health, hospitalization, sick leave, vacation pay, disability or accident insurance, or other employee benefit plan, program, scheme, agreement or arrangement, sponsored, maintained or contributed to by such entity or to which such entity is a party or under which such entity has any obligation; provided that (i) no equity award, nor any plan under which any such equity award is granted, will constitute a Non-U.S. Plan under this Employee Matters Agreement, and (ii) no Employment Agreement will constitute a Non-U.S. Plan under this Employee Matters Agreement.

“NYSE” means the New York Stock Exchange.
“On-Leave U.S. Fortrea Employee” means each U.S. employee who would have been designated by Labcorp to transfer employment to or with Fortrea or to or with a member of the Fortrea Group but for the fact that such employee (i) is receiving short-term or long-term disability benefits under a Labcorp U.S. Plan prior to the U.S. Benefit Transition Date, (ii) has an open workers’ compensation claim and is incapacitated and unable to work their entire work schedule as of the U.S. Benefit Transition Date, or (iii) is on a USERRA leave as of the U.S. Benefit Transition Date.
“Option Exercise Price” means the pre-adjustment exercise price of the applicable Labcorp Option.
“Plan Payee” means, as to an individual who participates in a U.S. Benefit Plan or Non-U.S. Plan, such individual and such individual’s dependents, beneficiaries, alternate payees and alternate recipients, as applicable under such U.S. Benefit Plan or Non-U.S. Plan.
“Post-Distribution Labcorp Share Price” means the average closing price per share of Labcorp Common Stock on NYSE (as traded on the “regular way” market), calculated to four decimal places and determined without regard to after-hours trading or any other trading outside of the regular trading session and trading hours, over the ten consecutive trading days starting with the first full trading date immediately following the Distribution Date.
“Pre-Distribution Action” means a Third-Party Claim with respect to a Labcorp Employee, Former Labcorp Employee, Labcorp Director, Fortrea Employee, Former Fortrea Employee or Fortrea Director that arises from an act, omission, or event that occurred prior to the Distribution.
“Pre-Distribution Labcorp Share Price” means the average closing price per share of Labcorp Common Stock on NYSE (as traded on the “regular way” market), calculated to four decimal places and determined without regard to after-hours trading or any other trading outside of the regular trading and session trading hours, over the ten consecutive trading days ending with the complete trading day immediately prior to the Distribution Date.
“Separation Agreement” has the meaning set forth in the Recitals.
“Transferred Leave” has the meaning set forth in Section 5.02.
“U.S. Benefit Plan” means, with respect to an entity, each plan, program, policy, agreement, arrangement or understanding that is maintained primarily for the benefit of employees in the United States and is a deferred compensation, executive compensation, incentive bonus or other bonus, pension, profit sharing, savings, retirement, severance pay, salary continuation, life, death benefit, health, hospitalization, sick leave, vacation pay, disability or accident insurance or other employee benefit plan, program, agreement or arrangement, including any “employee benefit plan” (as defined in Section 3(3) of ERISA) sponsored, maintained or contributed to by such entity or to which such entity is a party or under which such entity has any obligation; provided that (a) no equity award, nor any plan under which any such equity award is granted, will constitute a U.S. Benefit Plan under this Employee Matters Agreement and (b) no

Employment Agreement or Collective Bargaining Agreement will constitute a U.S. Benefit Plan under this Employee Matters Agreement.
“U.S. Benefit Transition Date” means May 1, 2023.
“USERRA” means the Uniformed Services Employment and Reemployment Rights Act.
“Vendor Contract” has the meaning set forth in Section 14.01.
“Welfare Plan” means each U.S. Benefit Plan that provides life insurance, health care, dental care, vision care, employee assistance programs (EAP), flexible spending, accidental death and dismemberment insurance, disability, severance, vacation, dependent care reimbursements, or other group welfare or fringe benefits or is otherwise an “employee welfare benefit plan” as described in Section 3(1) of ERISA.
Section 1.02Other Capitalized Terms. Capitalized terms not defined in this Employee Matters Agreement, including the following, will have the meanings ascribed to them in the Separation Agreement:
•Action
•Affiliate
•Data Processing Agreement
•Distribution Date
•Excluded Liabilities
•Fortrea Business
•Fortrea Common Stock
•Fortrea Entity/Entities
•Fortrea Group
•Fortrea Liability/Liabilities
•Governmental Authority
•Labcorp Board
•Labcorp Common Stock
•Labcorp Group
•Law
•Liability/Liabilities
•Person
•Subsidiary
•Tax
•Third-Party Claim
•Transaction Documents
•Transition Services Agreement
ARTICLE II
GENERAL PRINCIPLES; EMPLOYEE TRANSFERS
Section 2.01 Labcorp Group Employee Liabilities. Except as specifically provided in this Employee Matters Agreement, the Labcorp Group will be solely responsible for (a) all employment, compensation and employee benefits Liabilities relating to Labcorp Employees, Former Labcorp Employees and Labcorp Directors, whether arising on, before or after the Distribution Date, (b) all Liabilities arising under each Labcorp U.S. Plan and Labcorp Non-U.S. Plan, whether arising on, before or after the Distribution Date, and (c) any other Liabilities expressly assigned or allocated to a member of the Labcorp Group under this Employee Matters Agreement.
Section 2.02 Fortrea Group Employee Liabilities. Except as specifically provided in this Employee Matters Agreement, the Fortrea Group will be solely responsible for (a) all employment, compensation and employee benefits Liabilities relating to Fortrea Employees, Former Fortrea Employees and Fortrea Directors, whether arising on, before or after the Distribution Date (except with respect to any Labcorp Equity Awards held by a Fortrea Director after the Distribution Date), (b) all Liabilities arising under each Fortrea U.S. Plan and Fortrea Non-U.S. Plan, whether arising on, before or after the Distribution Date, and (c) any other Liabilities expressly assigned or allocated to a member of the Fortrea Group under this Employee Matters Agreement.
Section 2.03 Labcorp Plans/Fortrea Plans.
(a)Except as otherwise provided herein or in the Transition Services Agreement, effective as of the Distribution Date, the Labcorp Group will be exclusively responsible for administering each Labcorp U.S. Plan and Labcorp Non-U.S. Plan in accordance with its terms and for all obligations and Liabilities with respect to, and all benefits owed to participants in, the Labcorp U.S. Plans and the Labcorp Non-U.S. Plans, whether arising before, on or after the Distribution Date.
(b)Except as otherwise provided herein or in the Transition Services Agreement, effective as of the Distribution Date the Fortrea Group will be exclusively responsible for administering each Fortrea U.S. Plan and Fortrea Non-U.S. Plan in accordance with its terms and for all obligations and Liabilities with respect to, and all benefits owed to participants in, the Fortrea U.S. Plans and the Fortrea Non-U.S. Plans, whether arising before, on or after the Distribution Date.
Section 2.04 Employee Transfers.
(a)Except with respect to Delayed Transfer Employees, Labcorp will or will use its best endeavors to, on or prior to the Distribution Date (i) cause the employees of the Labcorp Group who are designated by Labcorp to transfer employment to Fortrea or a member of the Fortrea Group to be transferred to Fortrea or the appropriate member of the Fortrea Group; and (ii) cause the employees of the Fortrea Group who are designated by Labcorp to transfer employment from Fortrea or a member of the Fortrea Group to Labcorp or the appropriate member of the Labcorp Group, to be transferred to Labcorp or an appropriate member of the Labcorp Group.
(b)Labcorp and Fortrea will, and will cause their respective Subsidiaries to, work in good faith and to use their best reasonable efforts to cooperate and facilitate the relevant information and/or consultation processes required by the applicable Law of any jurisdiction as a result of any of the transactions contemplated under this Employee Matters Agreement, the Separation Agreement, or the Transaction Documents, with any works council (including any economic committee thereof), trade union and/or employee representative bodies appointed or elected to represent any Labcorp Employee, Former Labcorp Employee or Fortrea Employee or Former Fortrea Employee

and to provide such information and assistance that is necessary or appropriate to facilitate the fulfillment of such information and consultation procedures prior to the Distribution Date.
(c)The following employees will be “Delayed Transfer Employees” for purposes of this Employee Matters Agreement: (i) upon mutual agreement of Labcorp and Fortrea, any employee whose employment transfers within twelve months after the Distribution Date from the Labcorp Group to the Fortrea Group or from the Fortrea Group to the Labcorp Group because such employee was inadvertently and erroneously treated as employed by the wrong employer on the Distribution Date and who was continuously employed by a member of the Labcorp Group or the Fortrea Group (as applicable) from the Distribution Date through the date such employee commences employment with a member of the Labcorp Group or Fortrea Group (as applicable); (ii) any On-Leave U.S. Fortrea Employee, provided such employee returns to active employment within twelve months after the Distribution Date or such longer period as is required by applicable Law; and (iii) any non-U.S. employee identified by Labcorp prior to the Distribution Date whose employment transfers within twelve months after the Distribution Date from the Labcorp Group to the Fortrea Group or from the Fortrea Group to the Labcorp Group because such employee’s transfer prior to the Distribution Date could not be completed (such employees described in clause (iii), “Non-U.S. Delayed Transfer Employees”) in accordance with the requirements imposed by applicable Law. Notwithstanding anything herein to the contrary, no employee will be considered a Delayed Transfer Employee unless the Applicable Transfer Date of any Delayed Transfer Employee occurs on or before the date that is twelve months after the Distribution Date. Labcorp shall take all action necessary to cause any On-Leave U.S. Fortrea Employee to be transferred to a member of the Labcorp Group prior to the U.S. Benefit Transition Date.
Section 2.05 Reimbursement for On-Leave U.S. Fortrea Employees. Following the Distribution Date, the Fortrea Group shall reimburse the Labcorp Group for all Liabilities incurred by any member of the Labcorp Group with respect to any On-Leave U.S. Fortrea Employee to the extent such Liabilities would be required to be assumed by a member of the Fortrea Group under this Employee Matters Agreement if such On-Leave U.S. Fortrea Employee had been actively employed on the Distribution Date. The Labcorp Group shall invoice the Fortrea Group for such Liabilities on a monthly basis and the Fortrea Group shall reimburse the Labcorp Group for such Liabilities on a monthly basis in arrears. Such reimbursement shall continue until such On-Leave U.S. Fortrea Employee’s leave ends for any reason, including due to a return to active employment or a termination of employment for any reason.
Section 2.06 Employment Agreements; Collective Bargaining Agreements. Effective as of the Distribution Date or the Applicable Transfer Date (as applicable), (a) Labcorp or a member of the Labcorp Group will retain, assume, or, to the extent required by the applicable Law of any jurisdiction, provide terms which are of substantial equivalence to, each Employment Agreement and Collective Bargaining Agreement then in effect covering any Labcorp Employee or Former Labcorp Employee and will retain all liabilities arising prior to the Distribution Date and assume all liabilities arising after the Distribution Date under each such Employment Agreement and Collective Bargaining Agreement, and (b) Fortrea or a member of the Fortrea Group will retain, assume, or to the extent required by the applicable Law of any jurisdiction, provide terms which are of substantial equivalence to each Employment Agreement and

Collective Bargaining Agreement then in effect covering any Fortrea Employee or Former Fortrea Employee and will retain all liabilities arising prior to the Distribution Date and assume all liabilities arising after the Distribution Date under each such Employment Agreement and Collective Bargaining Agreement.
ARTICLE III
NON-U.S. EMPLOYEE TRANSFERS; NON-U.S. PLANS
Section 3.01 Non-U.S. Plans. Effective as of the Distribution Date, except as otherwise provided in this Employee Matters Agreement, (i) Labcorp or a member of the Labcorp Group will retain or assume, as applicable, all Liabilities and obligations under each Labcorp Non-U.S. Plan and (ii) Fortrea or a member of the Fortrea Group will retain or assume, as appliable, all Liabilities and obligations under each Fortrea Non-U.S. Plan. Effective as of the Distribution Date or the Applicable Transfer Date (as applicable), (A) Labcorp will continue to maintain or establish Non-U.S. Plans for the benefit of Non-U.S. Labcorp Employees, and (B) Fortrea will continue to maintain or establish Non-U.S. Plans for the benefit of Non-U.S. Fortrea Employees. To the extent that the applicable Law of any jurisdiction requires that all or a portion of any Labcorp Non-U.S. Plan or Fortrea Non-U.S. Plan, as applicable, be assumed or retained by a member of the Fortrea Group or a member of the Labcorp Group, as applicable, in connection with the transactions contemplated by this Employee Matters Agreement, the Separation Agreement or the other Transaction Documents, Fortrea will cause the Fortrea Group and Labcorp will cause the Labcorp Group, to assume or retain such respective Labcorp or Fortrea Non-U.S. Plans, or portions thereof. The specific actions and obligations of the Labcorp Group and the Fortrea Group with respect to certain plans in certain non-U.S. jurisdictions are set forth on Schedule 3.01.
Section 3.02 Non-U.S. Employees. Notwithstanding anything to the contrary contained in this Employee Matters Agreement, any employee who is employed by a member of the Labcorp Group in a non-U.S. jurisdiction immediately prior to the Distribution, and who is required by applicable Law to transfer to a member of the Fortrea Group in connection with the transactions contemplated by this Employee Matters Agreement, the Separation Agreement or the other Transaction Documents, will transfer automatically or by offer and acceptance, as applicable, on or prior to the Distribution Date to Fortrea or a member of the Fortrea Group in accordance with such applicable Law and will be deemed to be a Fortrea Employee and a Non-U.S. Fortrea Employee for purposes of this Employee Matters Agreement. Notwithstanding anything to the contrary herein, the following terms will apply to all Non-U.S. Fortrea Employees:
(a)To the extent that (i) the applicable Law of any jurisdiction, (ii) any applicable Collective Bargaining Agreement, or (iii) any applicable Employment Agreement would require Fortrea or its Affiliates (including a member of the Fortrea Group) to provide any terms of employment to any Non-U.S. Fortrea Employee that are more favorable than those otherwise provided for in this Employee Matters Agreement in connection with the Distribution, then Fortrea will cause the Fortrea Group to provide such Non-U.S. Fortrea Employee with such more favorable terms. Fortrea will be responsible for Liabilities and will cause the Fortrea Group to provide all compensation or benefits (whether statutory, contractual or otherwise) to each Non-U.S. Fortrea Employee arising from or related to the transactions contemplated by this Employee Matters Agreement, the Separation Agreement, or the other Transaction Documents, or the related transfer of the employee to Fortrea or a member of the Fortrea Group.

(b)Labcorp and Fortrea agree that to the extent permitted under the applicable Laws of certain foreign jurisdictions, (i) any Employment Agreements between Labcorp and its Affiliates, and any Non-U.S. Fortrea Employee or (ii) any Collective Bargaining Agreements applicable to the Non-U.S. Fortrea Employees in such jurisdictions, will in each case have effect after the Distribution as if originally made between the Fortrea Group and the other parties to such Employment Agreement or Collective Bargaining Agreement, as applicable.
(c)Any employee who is employed by an entity that is or will, with effect from the Distribution Date, become a member of the Fortrea Group in a non-United States jurisdiction immediately prior to the Distribution, and who is required by applicable Law to transfer to a member of the Labcorp Group in connection with the transactions contemplated by this Employee Matters Agreement, the Separation Agreement or the Transaction Documents, will transfer automatically or by offer and acceptance, as applicable, on or prior to the Distribution Date to Labcorp or a member of the Labcorp Group in accordance with such applicable Law and will be deemed to be a Labcorp Employee and a Non-U.S. Labcorp Employee for the purposes of this Employee Matters Agreement. Substantially the provisions as set forth in Sections 3.02(a) and 3.02(b) between a Non-U.S Fortrea Employee and Fortrea or any member of the Fortrea Group, shall also apply to any Non-U.S. Labcorp Employee, transferred to a member of the Labcorp Group in accordance with this Section 3.02(c), and Labcorp or any member of the Labcorp Group.
ARTICLE IV
SERVICE CREDIT
Section 4.01 Service Credit for Employee Transfers. Subject to the terms of any applicable Collective Bargaining Agreement, the U.S. Benefit Plans and Non-U.S. Plans will provide the following service crediting rules effective as of the Distribution Date:
(a)From and after the Distribution Date, Fortrea will, and will cause its Affiliates (including the members of the Fortrea Group) and successors to, provide credit under the Fortrea U.S. Plans and Fortrea Non-U.S. Plans to each Fortrea Employee for service with the Labcorp Group (including, prior to the Distribution, the Fortrea Group and any predecessors of any member thereof) prior to the Distribution Date for purposes of eligibility, vesting, and benefit accrual under the appropriate Fortrea U.S. Plans and Fortrea Non-U.S. Plans in which the Fortrea Employee is otherwise eligible, subject to the terms of those plans; provided, however, that service will not be recognized to the extent that such recognition would result in the duplication of benefits.
(b)A Delayed Transfer Employee’s service with the Labcorp Group or the Fortrea Group (as applicable) following the Distribution will be recognized for purposes of eligibility, vesting and benefit accrual under the appropriate Labcorp U.S. Plans or Labcorp Non-U.S. Plans or Fortrea U.S. Plans or Fortrea Non-U.S. Plans for which they are otherwise eligible, subject to the terms of those plans; provided, however, that service will not be recognized to the extent that such recognition would result in the duplication of benefits.

(c)Except as provided in Section 4.01(b), with respect to an employee hired by the Labcorp Group or the Fortrea Group after the Distribution Date, the U.S. Benefit Plans and Non-U.S. Plans of the Labcorp Group for employees hired by the Labcorp Group, or the Fortrea Group for employees hired by the Fortrea Group, will determine each such hired employee’s service credit in accordance with the terms of the Labcorp Group’s service restoration policies (if any) in the case of employees hired by the Labcorp Group and in accordance with the terms of the Fortrea Group’s service restoration policies (if any), in the case of employees hired by the Fortrea Group.
Section 4.02 Service Credit for Statutory Rights. For the purpose of any statutory benefit accrual conferred by applicable Law (including with respect to a statutory benefit provided or memorialized under an applicable Collective Bargaining Agreement), continuous service shall be preserved for any Fortrea Employees or Labcorp Employees whose employment transfers on or prior to the Distribution Date from the Labcorp Group to the Fortrea Group or from the Fortrea Group to the Labcorp Group (as applicable), as a result of the transactions contemplated under this Employee Matters Agreement, the Separation Agreement or any Transaction Documents. Labcorp and Fortrea will cause the relevant member of the Labcorp Group or Fortrea Group to credit the service of the transferring employee, for the purposes of any rights or benefit accrual conferred by applicable Law or any Collective Bargaining Agreement.
ARTICLE V
LITIGATION AND COMPENSATION
Section 5.01 Employee-Related Litigation. Notwithstanding any provision of this Employee Matters Agreement to the contrary, Liability with respect to any Pre-Distribution Action: (a) will be a Fortrea Liability under the Separation Agreement to the extent asserted by, or arising from or relating primarily to the employment of, Fortrea Employees, Former Fortrea Employees, On-Leave U.S. Fortrea Employees and/or Fortrea Directors; and (b) will be an Excluded Liability under the Separation Agreement to the extent asserted by, or arising from or relating primarily to the employment of, Labcorp Employees, Former Labcorp Employees and/or Labcorp Directors. For the avoidance of doubt, a Pre-Distribution Action will be subject to Article IV of the Separation Agreement.
Section 5.02 Paid Leave. Subject to the terms of any applicable Collective Bargaining Agreement and except to the extent not permitted by applicable Law, Labcorp and Fortrea will cause the Fortrea Group to credit each Fortrea Employee with the amount of accrued and unpaid hours of paid leave, which may include, but is not limited to, vacation, personal days, occasional days, floating holidays and sick leave (together, the “Transferred Leave”) applicable to such Fortrea Employee as of, or prior to, the Distribution Date or the Applicable Transfer Date (as applicable). Subject to the terms of any applicable Collective Bargaining Agreement and except to the extent not permitted by applicable Law, the Labcorp Group will retain responsibility for accrued but unpaid hours of paid leave, which may include, but is not limited to, vacation, personal days, occasional days, floating holidays and sick leave attributable to Labcorp Employees as of, or prior to, the Distribution Date or the Applicable Transfer Date. Notwithstanding the foregoing, in any jurisdiction where payment of the value of accrued but unused paid leave to Fortrea Employees or Labcorp Employees is required by applicable Law as of the Distribution Date, Labcorp will pay, or cause to be paid, all Transferred Leave to all Labcorp Employees and Fortrea will pay, or cause to be paid, all Transferred Leave to all Fortrea Employees, in each case, as soon as reasonably practicable after the Distribution Date.
Section 5.03 Annual Cash Incentives. The Labcorp Group maintains the Laboratory Corporation of America Holdings Bonus Plan for eligible employees of the Labcorp Group (such plan, the “Labcorp Bonus Plan”). Effective no later than the Distribution Date, the Fortrea Group will establish an annual incentive plan for eligible employees of the Fortrea Group (such plan, the “Fortrea Bonus Plan”). For calendar year 2023, the Labcorp Group will be solely responsible for obligations under the Labcorp Bonus Plan to Labcorp Employees and will have no liability for obligations under the Labcorp Bonus Plan to Fortrea Employees. For calendar year 2023, Fortrea shall assume under the Fortrea Bonus Plan the obligation to make bonus payments in respect of calendar year 2023 to Fortrea Employees who had been participants in the Labcorp Bonus Plan as of the Distribution Date, or the Applicable Transfer Date. For periods following 2023, the Labcorp Group will be responsible for any payments owed under the Labcorp Bonus Plan and the Fortrea Group will be responsible for any payments owed under the Fortrea Bonus Plan for performance periods beginning after the Distribution Date or Applicable Transfer Date, as applicable.
ARTICLE VI
CERTAIN WELFARE BENEFIT PLAN MATTERS
For the avoidance of doubt Articles VI through IX of this Employee Matters Agreement do not apply to any non-U.S. employees unless stated otherwise.
Section 6.01 Fortrea Spinoff Welfare Plans.
(a)The Labcorp Group and the Labcorp U.S. Plan that provides retiree welfare benefits to Former Fortrea Employees and Former Labcorp Employees (such plan, the “Labcorp Retiree Welfare Plan”) will retain responsibility, in accordance with the terms of the Labcorp Retiree Welfare Plan, for providing retiree welfare benefits to Former Fortrea Employees who, as of the Distribution Date, are enrolled in the Labcorp Retiree Welfare Plan or are eligible and have elected to participate in the Labcorp Retiree Welfare Plan (“Fortrea Retirees”), and the Labcorp Group and Labcorp Retiree Welfare Plan will remain responsible for all claims incurred by such Fortrea Retirees under the Labcorp Retiree Welfare Plan (whether incurred before, on, or after the Distribution Date). The Labcorp Group will also take action to amend the Labcorp Retiree Welfare Plan as necessary to provide future retiree welfare benefits to Fortrea Employees who would otherwise have been eligible to receive retiree welfare benefits on their future retirement but for the fact that they were not covered under an active Labcorp Group medical plan immediately prior to their retirement. The Labcorp Group and the Labcorp Retiree Welfare Plan will retain responsibility for providing the applicable benefits under the Labcorp Retiree Welfare Plan to Former Labcorp Employees and Labcorp Employees.
(b)Effective as of the U.S. Benefit Transition Date, Fortrea or a member of the Fortrea Group will establish certain plans that are group health or welfare benefit plans (such plans, the “Fortrea Spinoff Welfare Plans”), which have terms and features (including benefit coverage options and employer contribution provisions, but excluding retiree welfare benefits) that are, to the greatest extent practicable substantially similar to the corresponding Labcorp Plans (such Labcorp Plans, the “Labcorp Welfare Plans”) such that (for the avoidance of doubt) each Labcorp Welfare Plan is, to the greatest extent practicable, substantially replicated by a corresponding Fortrea Spinoff Welfare Plan, other than with respect to retiree welfare benefits. From and after the U.S. Benefit Transition Date or Applicable Transfer Date, Fortrea will cause each Fortrea Spinoff Welfare Plan to cover those Fortrea Employees and their respective Plan Payees, who immediately prior to the U.S. Benefit Transition Date or Applicable Transfer Date were participating in, or entitled to present or future benefits under the corresponding Labcorp Welfare Plan.
(c)Notwithstanding the foregoing, with respect to any severance benefits owed to any Labcorp Employee or Former Labcorp Employee under a U.S. Benefit Plan as a result of a termination of employment occurring on or prior to the Distribution Date, the Labcorp Group and the applicable Labcorp Welfare Plans will be solely responsible for all such severance benefits. With respect to any severance benefits owed to any Fortrea Employee or Former Fortrea Employee under a U.S. Benefit Plan as a result of a termination of employment occurring on or prior to the Distribution Date, Fortrea and the applicable Fortrea Spinoff Welfare Plans will be solely responsible for all such severance benefits.
(d)The Fortrea Group and/or the Fortrea Spinoff Welfare Plans (as applicable) will be solely responsible for all claims incurred by Fortrea Employees, Former Fortrea Employees and their Plan Payees under the Fortrea Spinoff Welfare Plans before, on and after the U.S. Benefit Transition Date or Applicable Transfer Date. Except as specifically provided in this Employee Matters Agreement, effective as of the U.S. Benefit Transition Date or Applicable Transfer Date, Labcorp will cause Fortrea Employees and their Plan Payees to cease to be covered by the Labcorp Welfare Plans. The Labcorp Group and/or the Labcorp Welfare Plans will remain solely responsible for all claims incurred by Labcorp Employees, Former Labcorp Employees and their Plan Payees under the Labcorp Welfare Plans, whether incurred before, on, or after the Distribution Date.
(e)For purposes of this Section 6.01, a claim will be deemed “incurred” on the date that the event that gives rise to the claim occurs (for purposes of life insurance, severance, sickness, accident and disability programs) or on the date that treatment or services are provided (for purposes of health care programs).
Section 6.02 Continuation of Elections. As of the U.S. Benefit Transition Date, or Applicable Transfer Date, as applicable, Fortrea will cause the Fortrea Spinoff Welfare Plans to recognize elections and designations (including, without limitation, all coverage and contribution elections and beneficiary designations, all continuation coverage and conversion elections, and all qualified medical child support orders and other orders issued by courts of competent jurisdiction) in effect with respect to the Fortrea Employees prior to the U.S. Benefit Transition Date or, if later, the Applicable Transfer Date, under the corresponding Labcorp Welfare Plans, to the extent such elections and designations and orders are applicable to such Fortrea Spinoff Welfare Plan, and apply and maintain in force comparable elections and designations and orders under the Fortrea Spinoff Welfare Plans for the remainder of the period or periods for which such elections or designations are by their original terms effective.
Section 6.03 Deductibles and Preexisting Conditions. As of the U.S. Benefit Transition Date or Applicable Transfer Date, Fortrea will cause the Fortrea Spinoff Welfare Plans to recognize all amounts applied to deductibles, co-payments and out-of-

pocket maximums with respect to Fortrea Employees under the corresponding Labcorp Welfare Plan during the plan year in which the U.S. Benefit Transition Date or the Applicable Transfer Date (as applicable) occurs, and the Fortrea Spinoff Welfare Plans will not impose any limitations on coverage for preexisting conditions other than such limitations as were applicable under the corresponding Labcorp Welfare Plan prior to the U.S. Benefit Transition Date or the Applicable Transfer Date (as applicable).
Section 6.04 Workers’ Compensation. As of the U.S. Benefit Transition Date, the Labcorp Group will be solely responsible for all workers’ compensation benefits incurred under a workers’ compensation policy sponsored by the Labcorp Group and the Fortrea Group will be solely responsible for all workers’ compensation benefits incurred under a workers’ compensation policy sponsored by the Fortrea Group.
Section 6.05 Flexible Spending Account Treatment. With respect to the portion of a Labcorp Welfare Plan that consists of health care and dependent care flexible spending accounts (the “Labcorp Flexible Account Plan”), as of the U.S. Benefit Transition Date or the Applicable Transfer Date (as applicable), Fortrea will be solely responsible for all liabilities with respect to Fortrea Employees, and the applicable Fortrea Spinoff Welfare Plan (the “Fortrea Flexible Account Plan”) will give effect to the elections of Fortrea Employees that were in effect under the corresponding Labcorp Flexible Account Plan as of the U.S. Benefit Transition Date or Applicable Transfer Date (as applicable). As soon as practicable following the U.S. Benefit Transition Date or the Applicable Transfer Date (as applicable), Labcorp will transfer to Fortrea in cash an amount equal to the total amount that Fortrea Employees have contributed to the Labcorp Flexible Account Plan through the U.S. Benefit Transition Date or Applicable Transfer Date for the calendar year that includes the U.S. Benefit Transition Date or Applicable Transfer Date less all amounts that have been paid from Labcorp Flexible Account Plan through the U.S. Benefit Transition Date or Applicable Transfer Date for health care and dependent care claims incurred by the Fortrea Employees in the calendar year that includes the U.S. Benefit Transition Date or Applicable Transfer Date (such difference, the “Flex Plan Amount”). If the Flex Plan Amount is less than $0, as soon as practicable after the U.S. Benefit Plan Transition Date or the Applicable Transfer Date (as applicable), Fortrea will transfer to Labcorp in cash an amount equal to all amounts that have been paid from the Labcorp Flexible Account Plan through the U.S. Benefit Plan Transition Date or Applicable Transfer Date, as applicable, for health care expenses and dependent care claims incurred by the Fortrea Employees in the calendar year that includes the U.S. Benefit Plan Transition Date or Applicable Transfer Date less the total amount that Fortrea Employees have contributed to the Labcorp Flexible Account Plan through the U.S. Benefit Plan Transition Date or Applicable Transfer Date for the calendar year that includes the U.S. Benefit Plan Transition Date or Applicable Transfer Date. After the U.S. Benefit Plan Transition Date or the Applicable Transfer Date (as applicable), the Fortrea Flexible Account Plan will be responsible for reimbursement of all previously unreimbursed health care expenses and dependent care claims incurred by Fortrea Employees, regardless of when the claims were incurred.
Section 6.06 Health Reimbursement Account Treatment. With respect to the portion of a Labcorp Welfare Plan that consists of health reimbursement arrangement accounts (the “Labcorp HRA Plan”), as of the U.S. Benefit Plan Transition Date or the Applicable Transfer Date (as applicable), Fortrea and the applicable Fortrea Spinoff Welfare Plan (the “Fortrea HRA Plan”) will be solely responsible for all liabilities with respect to the accumulated account balances of Fortrea Employees in the Labcorp HRA Plan. As soon as practicable following the U.S. Benefit Transition Date or the Applicable

Transfer Date (as applicable), Labcorp will transfer to Fortrea in cash an amount equal to the total unused account balance attributable to each Fortrea Employee in the Labcorp HRA Plan.
Section 6.07 COBRA. Effective as of the U.S. Benefit Plan Transition Date or Applicable Transfer Date, Fortrea or a member of the Fortrea Group will assume or will cause the Fortrea Spinoff Welfare Plans to assume sole responsibility for compliance with COBRA after the U.S. Benefit Plan Transition Date or Applicable Transfer Date for all Fortrea Employees (other than Fortrea Retirees), and their “qualified beneficiaries” for whom a “qualifying event” occurs after the U.S. Benefit Plan Transition Date or the Applicable Transfer Date; provided, however, that Labcorp or a member of the Labcorp Group will be responsible for furnishing any election notice required under COBRA to any Fortrea Transferee for any qualifying events occurring on or prior to the U.S. Benefit Plan Transition Date or the Applicable Transfer Date. Labcorp, the Labcorp Group, or a Labcorp Welfare Plan will remain solely responsible for compliance with COBRA before, on and after the U.S. Benefit Transition Date or Applicable Transfer Date for all Labcorp Employees, Former Labcorp Employees, Former Fortrea Employees, Fortrea Retirees and their “qualified beneficiaries”; provided, however, that Fortrea or a member of the Fortrea Group will be responsible for furnishing any election notice required under COBRA to any Labcorp Transferee for any qualifying events occurring on or after to the U.S. Benefit Transition Date or the Applicable Transfer Date. The terms “qualified beneficiaries” and “qualifying event” will have the meanings given to them under Code Section 4980B and ERISA Sections 601-608. The Fortrea Group shall reimburse the Labcorp Group for all Liabilities incurred by any member of the Labcorp Group with respect to providing COBRA coverage to any Fortrea Employees, Former Fortrea Employees (other than Fortrea Retirees) and their “qualified beneficiaries” after the Distribution Date, regardless of when the COBRA qualifying event occurred, to the extent such Liabilities are in excess of applicable COBRA premiums and not covered by any Labcorp stop-loss policy. The Labcorp Group shall invoice the Fortrea Group for such Liabilities on a monthly basis and the Fortrea Group shall reimburse the Labcorp Group for such Liabilities on a monthly basis in arrears.
ARTICLE VII
DEFINED BENEFIT PLANS
Section 7.01 U.S. Pension Plans.
From and after the Distribution Date, Labcorp and the Labcorp Group will retain all assets and Liabilities under the Laboratory Corporation of America Holdings Cash Balance Retirement Plan, a tax qualified defined benefit plan, and the Laboratory Corporation of America Amended and Restated New Pension Equalization Plan, a non-qualified supplemental plan (collectively, the “Labcorp U.S. Pension Plans”).
ARTICLE VIII
U.S. TAX-QUALIFIED DEFINED CONTRIBUTION PLANS
Section 8.01 U.S. Savings Plans.
(a)Effective as of the U.S. Benefit Transition Date, Fortrea or another member of the Fortrea Group will adopt and establish a defined contribution plan that is intended to qualify under Code Section 401(a), and a related trust that is intended to be exempt under Code Section 501(a) (such plan and trust, collectively, the “Fortrea Spinoff 401(k) Plan”), which will have terms and features that are substantially similar to the terms and features of the Laboratory Corporation of America Holdings Employees’ 401(k) Plan (the “Labcorp 401(k) Plan”) such that (for the avoidance of doubt) the Labcorp 401(k) Plan is substantially replicated by the Fortrea Spinoff 401(k) Plan. From and after the U.S. Benefit Transition Date, Fortrea will, or will cause a member of the Fortrea Group to, cause the Fortrea Spinoff 401(k) Plan to cover any Fortrea Employee (other than any On-Leave U.S. Fortrea Employee) who, as of immediately prior to the U.S. Benefit Transition Date, participates in or has an account under the Labcorp 401(k) Plan. Fortrea or a member of the Fortrea Group will be solely responsible for taking all necessary, reasonable, and appropriate actions (including the submission of the Fortrea Spinoff 401(k) Plan to the Internal Revenue Service for a determination of tax-qualified status, unless the Fortrea Spinoff 401(k) Plan is a preapproved or volume submitter plan) to establish, maintain and administer the Fortrea Spinoff 401(k) Plan so that it is qualified under Section 401(a) of the Code and that the related trust thereunder is exempt under Section 501(a) of the Code. The Fortrea Spinoff 401(k) Plan will assume liability for all benefits accrued or earned (whether or not vested) by Fortrea Employees under the Labcorp 401(k) Plan as of immediately prior to the U.S. Benefit Transition Date or the Applicable Transfer Date (as applicable).
(b)On or as soon as reasonably practicable following each of the U.S. Benefit Transition Date and the Applicable Transfer Date (as applicable), Labcorp or another member of the Labcorp Group will cause the Labcorp 401(k) Plan to transfer to the Fortrea Spinoff 401(k) Plan, and Fortrea or another member of the Fortrea Group will cause the Fortrea Spinoff 401(k) Plan to accept the transfer of, the accounts (including unvested account balances and loans), related liabilities and related assets in the Labcorp 401(k) Plan attributable to Fortrea Employees and their respective Plan Payees. The transfer of assets will be in cash or in kind (as determined by the transferor) and include outstanding loan balances and be conducted in accordance with Code Section 414(l) and Treasury Regulation Section 1.414(l)-1 and Section 208 of ERISA.
Section 8.02 Continuation of Elections. As of the U.S. Benefit Transition Date or the Applicable Transfer Date (as applicable), Fortrea (acting directly or through a member of the Fortrea Group) will cause the Fortrea Spinoff 401(k) Plan to recognize and maintain all elections, including investment elections that remain applicable after the Distribution and payment form elections, beneficiary designations, and the rights of alternate payees under qualified domestic relations orders with respect to Fortrea Employees and their respective Plan Payees under the Labcorp 401(k) Plan.
Section 8.03 Contributions Due. All amounts payable to the Labcorp 401(k) Plan with respect to employee deferrals, matching contributions and employer contributions for Fortrea Employees relating to a time period ending on or prior to the U.S. Benefit Transition Date, determined in accordance with the terms and provisions of the applicable Labcorp 401(k) Plan, ERISA and the Code, will be paid by Labcorp or another member of the Labcorp Group to the Labcorp 401(k) Plan prior to the date of any asset transfer described in Section 8.01(b).
ARTICLE IX
NONQUALIFIED RETIREMENT PLANS
Section 9.01 Treatment of Deferred Compensation Plans.

(a)Effective as of the Distribution Date, Labcorp or another member of the Labcorp Group will establish a deferred compensation plan with terms and features substantially similar to the frozen Covance Elective Deferral Plan (such new plan the “Covance Elective Deferral Plan for Labcorp Employees”) for the benefit of Labcorp Employees, Former Labcorp Employees, Former Fortrea Employees and Labcorp Directors who participated in and have a notional account balance in the frozen Covance Elective Deferral Plan. Fortrea or another member of the Fortrea Group will assign and transfer (and Labcorp or another member of the Labcorp Group will accept) the notional account balances and related liabilities of Labcorp Employees, Former Labcorp Employees, Former Fortrea Employees and Labcorp Directors (as applicable) from the frozen Covance Executive Deferral Plan to the Covance Elective Deferral Plan for Labcorp Employees. From and after the Distribution Date, Labcorp and the Labcorp Group will be solely and exclusively responsible for all obligations and liabilities with respect to, or in any way related to, the Covance Elective Deferral Plan for Labcorp Employees, Former Labcorp Employees, Former Fortrea Employees and Labcorp Directors, whether earned or accrued before, on or after the Distribution Date.
(b)Effective as of the Distribution Date, Fortrea or another member of the Fortrea Group will establish a deferred compensation plan with terms and features substantially similar to the Labcorp Nonqualified Deferred Compensation Plan (effective January 1, 2022) (such new plan the “Fortrea Nonqualified Deferred Compensation Plan”) for the benefit of Fortrea Employees and Fortrea Directors who participated in and have a notional account balance in the Labcorp Nonqualified Deferred Compensation Plan. Labcorp or another member of the Labcorp Group will assign and transfer (and Fortrea or another member of the Fortrea Group will accept) the notional account balances and related liabilities of Fortrea Employees and Fortrea Directors (as applicable) from the Labcorp Nonqualified Deferred Compensation Plan to the Fortrea Nonqualified Deferred Compensation Plan. From and after the Distribution Date, Fortrea and the Fortrea Group will be solely and exclusively responsible for all obligations and liabilities with respect to, or in any way related to, the Fortrea Nonqualified Deferred Compensation Plan for Fortrea Employees and Fortrea Directors, whether earned or accrued before, on or after the Distribution Date.
(c)From and after the Distribution Date, (i) Labcorp and the Labcorp Group will be solely and exclusively responsible for all obligations and liabilities with respect to, or in any way related to, the nonqualified retirement plans sponsored or maintained by a member of the Labcorp Group (including, but not limited to, the Labcorp NQDC Plans); and (ii) Fortrea and the Fortrea Group will be solely and exclusively responsible for all obligations and liabilities with respect to, or in any way related to, the nonqualified retirement plans sponsored or maintained by a member of the Fortrea Group (including, but not limited to, the Fortrea NQDC Plans).
Section 9.02 No Distributions on Separation. Labcorp and Fortrea acknowledge that neither the Distribution nor any of the other transactions contemplated by this Employee Matters Agreement, the Separation Agreement or the other Transaction Documents, in and of themselves, will trigger a payment or distribution of compensation under any U.S. Benefit Plan that is a nonqualified retirement plan for any Labcorp Employee, Fortrea Employee, Former Labcorp Employee, Former Fortrea Employee, Labcorp Director or Fortrea Director and, consequently, that the payment or distribution of any compensation to which any Labcorp Employee, Fortrea Employee, Former Labcorp Employee, Former Fortrea Employee, Labcorp Director or Fortrea Director is entitled under any such U.S. Benefit Plan will occur upon such individual’s separation from service from the Labcorp Group or the Fortrea Group, as applicable, or at such other time as specified in the applicable U.S. Benefit Plan.
Section 9.03 Section 409A. Labcorp and Fortrea will cooperate in good faith so that neither the Distribution nor any of the transfers contemplated by this Article IX will result in adverse Tax consequences under Code Section 409A to any current or former employee or director of any member of the Labcorp Group or any member of the Fortrea Group, or their respective Plan Payees, in respect of his or her benefits under any Labcorp U.S. Plan or Fortrea U.S. Plan, Employment Agreement or equity award.
Section 9.04 Delayed Transfer Employees. Any Fortrea Transferee will be treated in the same manner as a Fortrea Employee under this Article IX, except that such Fortrea Transferee may experience a “separation from service” (within the meaning of Code Section 409A) on his or her Applicable Transfer Date.
ARTICLE X
EQUITY PLANS
Section 10.01 Outstanding Labcorp Equity Awards.
(a)Each Labcorp Equity Award that is outstanding as of immediately prior to the Distribution will be adjusted as described below, so that each Labcorp Equity Award held by a Labcorp Participant will be adjusted to be an Adjusted Labcorp Equity Award, and each Labcorp Equity Award held by a Fortrea Participant will be adjusted and converted into a Fortrea Equity Award, unless otherwise provided in this Section 10.01(a); provided, however, that, effective immediately prior to the Distribution, the CHC Committee (or such other committee of the Labcorp Board authorized by the Labcorp Board or such other delegate as authorized by the CHC Committee or such other committee) may provide for different adjustments with respect to some or all of a holder’s Labcorp Equity Awards. For greater certainty, any adjustments made by the Labcorp Board, the CHC Committee (or such other committee of the Labcorp Board authorized by the Labcorp Board, or such other delegate as authorized by the CHC Committee or such other committee) will be deemed incorporated by reference herein as if fully set forth below and will be binding on the parties hereto and their respective Subsidiaries.
(i)With respect to Labcorp RSUs:
(A)Labcorp RSUs held by each Labcorp Participant will be adjusted, effective as of the Distribution Date and immediately prior to the Distribution, pursuant to the adjustment provisions of the Labcorp Equity Plan, and will be subject to substantially the same terms, vesting conditions and other restrictions, if any, that were applicable to such Labcorp RSUs immediately prior to the Distribution Date (the “Adjusted Labcorp RSUs”). The number of unvested shares of Labcorp Common Stock subject to the Adjusted Labcorp RSUs will be equal to the product (rounded up to the nearest whole share, except where applicable Law requires otherwise) of (1) the number of unvested shares of Labcorp Common Stock subject to the Labcorp RSU held by the Labcorp

Participant immediately prior to the Distribution Date and (2) a fraction, (x) the numerator of which is the Pre-Distribution Labcorp Share Price and (y) the denominator of which is the Post-Distribution Labcorp Share Price.
(B)Labcorp RSUs held by each Fortrea Participant will, effective as of the Distribution Date and immediately prior to the Distribution, be adjusted and converted into an award of Fortrea RSUs. Pursuant to the adjustment provisions of the Labcorp Equity Plan, the award of Fortrea RSUs will be subject to substantially the same terms, vesting conditions and other restrictions, if any, that were applicable to the Labcorp RSUs immediately prior to the Distribution Date. The number of unvested shares of Fortrea Common Stock subject to such Fortrea RSUs for each such Fortrea Participant will be equal to the product (rounded up to the nearest whole share, except where applicable Law requires otherwise) of (1) the number of unvested shares of Labcorp Common Stock subject to such Labcorp RSUs held by such Fortrea Participant immediately prior to the Distribution Date and (2) a fraction, (x) the numerator of which is the Pre-Distribution Labcorp Share Price and (y) the denominator of which is the Fortrea Share Price.
(ii)Each Labcorp Performance Share Award generally will be adjusted in the manner described below, effective as of the Distribution Date and immediately prior to the Distribution, pursuant to the adjustment provisions of the Labcorp Equity Plan, so that immediately following the Distribution each Labcorp Performance Share Award holder who is a Labcorp Participant will hold Adjusted Labcorp Performance Share Awards, and each Labcorp Performance Share Award holder who is a Fortrea Participant will hold Fortrea Performance Share Awards, in each case, in lieu of the Labcorp Performance Share Awards previously held.
(A)The following adjustments will be applied to each outstanding Labcorp Performance Share Award with a performance period relating to fiscal years 2021 to 2023 (any such award, the “Labcorp 2021-2023 Performance Share Award”), effective as of the Distribution Date and immediately prior to the Distribution:
(1)    The determination of whether any portion of a Labcorp 2021-2023 Performance Share Award held by a Labcorp Participant or by a Fortrea Participant has been earned will be made based upon the achievement of the applicable performance criteria measured prior to or as of the Distribution Date. Such determination will be made by the CHC Committee in accordance with the Labcorp Equity Plan. Any portion of the Labcorp 2021-2023 Performance Share Award that is not earned as of the Distribution Date will be cancelled and forfeited without the payment of any consideration. Any portion of the Labcorp 2021-2023 Performance Share Award that is earned will be adjusted as follows:
(a)    The earned portion of any Labcorp 2021-2023 Performance Share Award held by each Labcorp Participant will, effective as of the Distribution Date and immediately prior to the Distribution, pursuant to the adjustment provisions of the Labcorp Equity Plan, be adjusted by converting the award into a time-based vesting restricted stock unit award covering Labcorp Common Stock and subject to substantially the same terms as the Labcorp 2021-2023 Performance Share Award, except that such restricted stock units awards will vest in full on the 30th day following Labcorp’s filing of an annual report with the SEC on Form 10-K that includes or incorporates by reference audited financial statements with respect to the three-year period ending December 31, 2023 (subject to continued employment or service with Labcorp or its subsidiary through such date), will not be subject to the achievement of any additional performance criteria, and will be settled in no event later than December 31, 2024 (such award, an “Adjusted Labcorp 2021-2023 Performance Share Award”). The number of shares of Labcorp Common Stock subject to each such Adjusted Labcorp 2021-2023 Performance Share Award for each such Labcorp Participant will be equal to the product (which will be rounded up to the nearest whole share, except where applicable Law requires otherwise) of (I) the number of shares of Labcorp Common Stock subject to the earned portion of each such Labcorp 2021-2023 Performance Share Award, as determined by the CHC Committee, and (II) a fraction, (x) the numerator of which is the Pre-Distribution Labcorp Share Price and (y) the denominator of which is the Post-Distribution Labcorp Share Price.
(b)The earned portion of any Labcorp 2021-2023 Performance Share Award held by each Fortrea Participant will, effective as of the Distribution Date and immediately prior to the Distribution, pursuant to the adjustment provisions of the Labcorp Equity Plan, be adjusted by converting the award into a time-based vesting restricted stock unit award covering Fortrea Common Stock and subject to substantially the same terms as the underlying Labcorp 2021-2023 Performance Share Award, except that such restricted stock units awards will vest in full on the 30th day following Labcorp’s filing of an annual report with the SEC on Form 10-K that includes or incorporates by reference audited financial statements with respect to the three-year period ending December 31, 2023 (subject to continued employment or service with Fortrea or its subsidiary through such date), will not be subject to the achievement of any additional performance criteria, and will be settled in no event later than December 31, 2024 (the “Fortrea 2021-2023 Performance Share Awards”). The number of shares of Fortrea Common Stock subject to such Fortrea 2021-2023 Performance Share Award for each such Fortrea Participant will be equal to the product (which will be rounded up to the nearest whole share, except where appliable Law requires otherwise) of (I) the number of shares of Labcorp Common Stock subject to the earned portion of each such Labcorp 2021-2023 Performance Share Award, as determined by the CHC Committee, and (II) a fraction, (x) the numerator of which is the Pre-Distribution Labcorp Share Price and (y) the denominator of which is the Fortrea Share Price.
(A)The following adjustments will be applied to each outstanding Labcorp Performance Share Award with a performance period relating to fiscal years 2022 to 2024 (any such award, a “Labcorp 2022-2024 Performance Share Award”), effective as of the Distribution Date and immediately prior to the Distribution:

(1)Labcorp 2022-2024 Performance Share Awards held by each Labcorp Participant will be adjusted, effective as of the Distribution Date and immediately prior to the Distribution, pursuant to the adjustment provisions of the Labcorp Equity Plan, and will be subject to substantially the same terms, vesting conditions and other restrictions, if any, that were applicable to such Labcorp 2022-2024 Performance Share Award immediately prior to the Distribution Date (the “Adjusted Labcorp 2022-2024 Performance Share Awards”); provided, however, that (x) the number of unvested shares of Labcorp Common Stock subject to the Adjusted Labcorp 2022-2024 Performance Share Awards will be equal to the product (rounded up to the nearest whole share, except where applicable Law requires otherwise) of (a) the number of unvested shares of Labcorp Common Stock subject to the Labcorp 2022-2024 Performance Share Award held by the Labcorp Participant immediately prior to the Distribution Date and (b) a fraction, (i) the numerator of which is the Pre-Distribution Labcorp Share Price and (ii) the denominator of which is the Post-Distribution Labcorp Share Price, and (y) the performance goals for the performance criteria set forth in Exhibit A of each award agreement pertaining to the Labcorp 2022-2024 Performance Share Awards as they pertain to Labcorp Participants will be adjusted by the CHC Committee in its discretion such that the business units comprising Fortrea will be treated as though they were discontinued operations, for purposes of measuring achievement of the performance criteria.
(2)Labcorp 2022-2024 Performance Share Awards held by each Fortrea Participant will be adjusted, effective as of the Distribution Date and immediately prior to the Distribution, pursuant to the adjustment provisions of the Labcorp Equity Plan, as follows (the “Fortrea 2022-2024 Performance Share Awards”):
(x)    As to 50% of the target number of shares subject to the Labcorp 2022-2024 Performance Share Awards (the “First 2022-2024 Tranche”), the determination of whether any portion of the First 2022-2024 Tranche held by a Fortrea Participant has been earned will be made based upon the achievement of the applicable performance criteria measured prior to or as of the Distribution Date. Such determination will be made by the CHC Committee in accordance with the applicable Labcorp Equity Plan. Any portion of the First 2022-2024 Tranche that is not earned as of the Distribution Date will be cancelled and forfeited without the payment of any consideration. Any portion of the First 2022-2024 Tranche that is earned will be adjusted by converting such portion into a time-based vesting restricted stock unit award covering Fortrea Common Stock and subject to substantially the same terms as the underlying Labcorp 2022-2024 Performance Share Award, except that such restricted stock unit awards will vest in full on the 30th day following Labcorp’s filing of an annual report with the SEC on Form 10-K that includes or incorporates by reference audited financial statements with respect to the three-year period ending December 31, 2024 (subject to continued employment or service with Fortrea or its subsidiary through such date), will not be subject to the achievement of any additional performance objectives, and will be settled in no event later than December 31, 2025. The number of shares of Fortrea Common Stock subject to the First 2022-2024 Tranche of such Fortrea 2022-2024 Performance Share Award for each such Fortrea Participant will be equal to the product (which will be rounded up to the nearest whole share, except where applicable Law requires otherwise) of (a) the number of shares of Labcorp Common Stock subject to the earned portion of the First 2022-2024 Tranche, as determined by the CHC Committee, and (b) a fraction, the numerator of which is the Pre-Distribution Labcorp Share Price and the denominator of which is the Fortrea Share Price
(y)    As to the remaining 50% of the target number of shares subject to the Labcorp 2022-2024 Performance Award (the “Second 2022-2024 Tranche”), such tranche will, effective as of the Distribution Date and immediately prior to the Distribution, be adjusted and converted into a performance share award over Fortrea Common Stock, and will be subject to substantially the same terms, vesting conditions and other restrictions, if any, that were applicable to such Labcorp 2022-2024 Performance Share Award immediately prior to the Distribution Date; provided, however that (a) the number of unvested shares of Fortrea Common Stock subject to the Second 2022-2024 Tranche for each such Fortrea Participant will be equal to the product (rounded up to the nearest whole share, except where applicable Law requires otherwise) of (i) the number of unvested shares of Labcorp Common Stock subject to the Second 2022-2024 Tranche held by such Fortrea Participant immediately prior to the Distribution Date and (ii) a fraction, (A) the numerator of which is the Pre-Distribution Labcorp Share Price and (B ) the denominator of which is the Fortrea Share Price, and (b) the performance goals for the performance criteria set forth in Exhibit A of each award agreement pertaining to the Labcorp 2022-2024 Performance Share Awards as they pertain to Fortrea Participants will be subject to the satisfaction of performance criteria established by the CHC Committee in its sole discretion prior to the Distribution Date, and subject to further review and modification by Fortrea after the Distribution Date. For purposes of clarification, any performance shares subject to the Second 2022-2024 Tranche that are earned will be paid to the Fortrea Participant in no event later than December 31, 2025.
(B)The following adjustment will be applied to each outstanding Labcorp Performance Share Award with a performance period relating to fiscal years 2023 to 2025 (any such award, a “Labcorp 2023-2025

Performance Share Award”), effective as of the Distribution Date and immediately prior to the Distribution:
(1)Labcorp 2023-2025 Performance Share Awards held by each Labcorp Participant will be adjusted, effective as of the Distribution Date and immediately prior to the Distribution, pursuant to the adjustment provisions of the Labcorp Equity Plan, and will be subject to substantially the same terms, vesting conditions and other restrictions, if any, that were applicable to such Labcorp 2023-2025 Performance Share Award immediately prior to the Distribution Date (the “Adjusted Labcorp 2023-2025 Performance Share Awards”); provided, however, that (x) the number of unvested shares of Labcorp Common Stock subject to the Adjusted Labcorp 2023-2025 Performance Share Awards will be equal to the product (rounded up to the nearest whole share, except where applicable Law requires otherwise) of (a) the number of unvested shares of Labcorp Common Stock subject to the Labcorp 2023-2025 Performance Share Award held by the Labcorp Participant immediately prior to the Distribution Date and (b) a fraction, (i) the numerator of which is the Pre-Distribution Labcorp Share Price and (ii) the denominator of which is the Post-Distribution Labcorp Share Price, and (y) the performance goals for the performance criteria set forth in Exhibit A of each award agreement pertaining to the Labcorp 2023-2025 Performance Share Awards as they pertain to Labcorp Participants will be adjusted such that the business units comprising Fortrea will be treated as though they were discontinued operations and all performance goals will be adjusted by the CHC Committee in its discretion, for purposes of measuring achievement of the performance criteria.
(2)Labcorp 2023-2025 Performance Share Awards held by each Fortrea Participant will, effective as of the Distribution Date and immediately prior to the Distribution, be adjusted and converted into Fortrea 2023-2025 Performance Share Awards. Pursuant to the adjustment provisions of the Labcorp Equity Plan, the Labcorp 2023-2025 Performance Share Awards will be subject to substantially the same terms, vesting conditions and other restrictions, if any, that were applicable to such Labcorp 2023-2025 Performance Share Awards immediately prior to the Distribution Date; provided, however that (x) the number of unvested shares of Fortrea Common Stock subject to such Fortrea 2023-2025 Performance Share Awards for each such Fortrea Participant will be equal to the product (rounded up to the nearest whole share, except where applicable Law requires otherwise) of (a) the number of unvested shares of Labcorp Common Stock subject to such Labcorp 2023-2025 Performance Share Awards held by such Fortrea Participant immediately prior to the Distribution Date and (b) a fraction, (i) the numerator of which is the Pre-Distribution Labcorp Share Price and (ii) the denominator of which is the Fortrea Share Price, and (y) the performance goals for the performance criteria set forth in Exhibit A of each award agreement pertaining to the Labcorp 2023-2025 Performance Share Awards as they pertain to Fortrea Participants will be subject to the satisfaction of performance criteria established by the CHC Committee in its sole discretion prior to the Distribution Date, and subject to further review and modification by Fortrea after the Distribution Date. For purposes of clarification, any performance shares subject to the Fortrea 2023-2025 Performance Share Award that are earned will be paid to the Fortrea Participant in no event later than December 31, 2025.
(i)Each Labcorp Option generally will be adjusted in the manner described below, effective as of the Distribution Date and immediately prior to the Distribution, pursuant to the adjustment provisions of the Labcorp Equity Plan, so that immediately following the Distribution each Labcorp Option holder who is a Labcorp Participant will hold Adjusted Labcorp Options, in lieu of the Labcorp Options previously held. For the sake of clarity, there are no Fortrea Participants who hold Labcorp Options. The following procedure will generally be applied to each Labcorp Option held by a Labcorp Participant as of the Distribution Date:
(A)Each Adjusted Labcorp Option will have an exercise price equal to the product (rounded up to the nearest cent) of (1) the applicable Option Exercise Price multiplied by (2) a fraction, (x) the numerator of which is the Post-Distribution Labcorp Share Price and (y) the denominator of which is the Pre-Distribution Labcorp Share Price. The number of shares of Labcorp Common Stock subject to the Adjusted Labcorp Options will be equal to the product (rounded down to the nearest whole share) of (a) the number of shares subject to the Labcorp Option held by such Labcorp Participant immediately prior to the Distribution Date and (b) a fraction, (i) the numerator of which is the Pre-Distribution Labcorp Share Price and (ii) the denominator of which is the Post-Distribution Labcorp Share Price. Such Adjusted Labcorp Options will be subject to the same vesting requirements and dates and other terms and conditions as the Labcorp Options to which they relate.
(c)If an Adjusted Labcorp Equity Award or Fortrea Equity Award is subject to accelerated vesting in connection with a change in control or a separation from service, a change in control or separation from service will be deemed to have occurred (i) with respect to an Adjusted Labcorp Equity Award, only upon a change in control of, or separation from service with, Labcorp (as defined in the applicable equity incentive plan or award agreement) and (ii) with respect to a Fortrea Equity Award, only upon a change in control of, or separation from service with, Fortrea (as defined in the applicable equity incentive plan or award agreement).
(d)Prior to the Distribution Date, Fortrea will establish the Fortrea Equity Plan, so that upon the Distribution, Fortrea will have in effect an equity compensation plan that allows grants of equity compensation awards subject to substantially the same terms as those that apply to the corresponding Labcorp Equity Awards, as set forth herein. From and after the Distribution Date, each Fortrea Equity Award will be subject to the terms of the Fortrea Equity Plan, the award agreement governing such Fortrea Equity Award and any exhibits thereto, and any Employment Agreement to which the applicable holder is a party (if applicable). From and after the Distribution Date, Fortrea will retain, pay, perform, fulfill and discharge all Liabilities arising out of or relating to the Fortrea

Equity Awards and Labcorp will retain, pay, perform, fulfill and discharge all Liabilities arising out of or relating to the Adjusted Labcorp Equity Awards.
(e)In all events, the adjustments provided for in this Section 10.01 will be made in a manner that, as determined by Labcorp, avoids adverse Tax consequences to holders under Code Section 409A.
(f)Labcorp and Fortrea shall determine in good faith the adjustments to the Labcorp Equity Awards that shall apply to each Delayed Transfer Employee, with the intent that the treatment of Labcorp Equity Awards held by Delayed Transfer Employees shall be treated to the greatest extent possible consistent with the terms of this Section 10.01.
(g)Fortrea shall assume the obligation to pay dividend equivalent rights on each Fortrea Equity Award issued in replacement of a Labcorp Equity Award, including with respect to dividend equivalents accrued on shares of Labcorp Common Stock on or before the Distribution Date or Applicable Transfer Date, as applicable.
Section 10.02 Labcorp ESPP.
(a)The last purchase for all eligible Fortrea Employees under the Labcorp ESPP that occurs for calendar year 2023 shall be on May 31, 2023. From and after the Distribution Date, Fortrea Employees shall cease to be eligible to participate in the Labcorp ESPP.
(b)On or prior to the Distribution Date, Fortrea shall adopt the Fortrea ESPP under which options to purchase Fortrea Common Stock may, at the time determined by Fortrea in its sole discretion, be granted to eligible Fortrea Employees, which Fortrea ESPP shall have terms that are substantially comparable to those in effect, as of immediately prior to the Distribution Date, under the Labcorp ESPP, to the extent required by applicable Law.
Section 10.03 Conformity with Non-U.S. Laws. Notwithstanding anything to the contrary in this Employee Matters Agreement, (a) to the extent any of the provisions in this Article X (or any equity award described herein) do not conform with applicable non-U.S. Laws (including provisions for the collection of withholding taxes), such provisions shall be modified to the extent necessary to conform with such non-U.S. Laws in such manner as is equitable and to preserve the intent hereof, as determined by the parties in good faith, and (b) the provisions of this Article X may be modified to the extent necessary to avoid undue cost or administrative burden arising out of the application of this Article X to awards subject to non-U.S. Laws.
Section 10.04 Tax Withholding and Reporting.
(a)Except as otherwise required by applicable Law, the appropriate member of the Labcorp Group will be responsible for all payroll Taxes, withholding and reporting with respect to Adjusted Labcorp Equity Awards held by Labcorp Participants. Except as otherwise required by applicable Law, the appropriate member of the Fortrea Group will be responsible for all payroll Taxes, withholding and reporting with respect to Fortrea Equity Awards held by Fortrea Participants.

(b)If Labcorp or Fortrea determines in its reasonable judgment that any action required under this Article X will not achieve the intended Tax, accounting and legal results, including, without limitation, the intended results under Code Section 409A or FASB ASC Topic 718 – Stock Compensation, then at the request of Labcorp or Fortrea, as applicable, Labcorp or Fortrea will mutually cooperate in taking such actions as are necessary or appropriate to achieve such results, or most nearly achieve such results if the originally-intended results are not fully attainable.
Section 10.05 Employment Treatment.
(a)Continuous employment with the Fortrea Group and the Labcorp Group following the Distribution Date will be deemed to be continuing service for purposes of vesting and exercisability for the Fortrea Equity Awards and the Adjusted Labcorp Equity Awards. However, in the event that a Fortrea Employee terminates employment after the Distribution Date and becomes employed by the Labcorp Group, for purposes of Article X, the Fortrea Employee will be deemed terminated and the terms and conditions of the applicable equity incentive plan and equity award agreements under which grants were made will apply. Similarly, in the event that a Labcorp Employee terminates employment after the Distribution Date and becomes employed by the Fortrea Group, for purposes of Article X, the Labcorp Employee will be deemed terminated and the terms and conditions of the equity incentive plan under which grants were made will apply. Notwithstanding the foregoing, for purposes of this Article X only, if an individual is a Delayed Transfer Employee, such individual will not be considered to have terminated on his or her Applicable Transfer Date, provided such treatment does not result in adverse Tax consequences under Code Section 409A. In addition, Labcorp Directors will be treated in a similar manner to that described in this Section 10.05(a), as applicable.
(b)If, after the Distribution Date, Labcorp or Fortrea identifies an administrative error in the individuals identified as holding Adjusted Labcorp Equity Awards or Fortrea Equity Awards, the amount of such awards so held, the vesting level of such awards, or any other similar error, Labcorp and Fortrea will mutually cooperate in taking such actions as are necessary or appropriate to place, as nearly as reasonably practicable, the individual and Labcorp or Fortrea in the position in which they would have been had the error not occurred.
Section 10.06 Registration. Fortrea will register the shares of Fortrea Common Stock relating to the Fortrea Equity Awards and make any necessary filings with the appropriate Governmental Authorities as required under United States and foreign securities Laws.
ARTICLE XI
TRANSITION SERVICES; THIRD-
PARTY CLAIMS
Section 11.01 General Principles. From and after the Distribution Date, any services that a member of the Fortrea Group will provide to the members of the Labcorp Group or that a member of the Labcorp Group will provide to the members of the Fortrea Group relating to any U.S. Benefit Plan, Employment Agreement, Non-U.S. Plan, equity award or equity plan will be set forth in the Transition Services Agreement (and, to the extent provided therein, a member of the Fortrea Group or the Labcorp

Group will provide administrative services referred to in this Employee Matters Agreement) to the extent not addressed herein.
Section 11.02 Third-Party Claims. Any Third-Party Claim relating to the matters addressed in this Employee Matters Agreement shall be governed by the applicable provisions of the Separation Agreement.
ARTICLE XII
INDEMNIFICATION
Section 12.01 Indemnification. All Liabilities assumed by or allocated to Fortrea or the Fortrea Group pursuant to this Employee Matters Agreement will be deemed to be Fortrea Liabilities for purposes of the Separation Agreement, and all Liabilities retained or assumed by or allocated to Labcorp or the Labcorp Group pursuant to this Employee Matters Agreement will be deemed to be Excluded Liabilities for purposes of the Separation Agreement. All such Fortrea Liabilities and Excluded Liabilities shall be governed by the applicable indemnification terms of the Separation Agreement.
ARTICLE XIII
COOPERATION
Section 13.01 Cooperation. Following the date of this Employee Matters Agreement, Labcorp and Fortrea will, and will cause their respective Subsidiaries, agents and vendors to, use reasonable best efforts to cooperate with respect to any employee transfers, labor and/or government authority notifications, approvals, information and/or consultation procedures with works councils, trade unions or employee representative bodies (as applicable), employee compensation, benefits or human resources systems matters that Labcorp and Fortrea, as applicable, reasonably determines require the cooperation of both Labcorp and Fortrea in order to accomplish the objectives of this Employee Matters Agreement. Without limiting the generality of the preceding sentence, (a) Labcorp and Fortrea will cooperate in coordinating each of their respective payroll systems in connection with the transfers of Fortrea Employees to the Fortrea Group and the Distribution, (b) Labcorp will, and will cause its Subsidiaries to, transfer records to Fortrea as reasonably necessary for the proper administration of the Fortrea Benefit Plans, to the extent such records are in Labcorp’s possession, (c) Labcorp and Fortrea will share, with each other and with their respective agents and vendors, all employee, participant and beneficiary information necessary for the efficient and accurate administration of the U.S. Benefit Plans and Non-U.S. Plans, (d) Labcorp and Fortrea will share such information as is necessary to administer equity awards pursuant to Article X, to provide any required information to holders of such equity awards, and to make any governmental filings with respect thereto; (e) Labcorp and Fortrea will cooperate in coordinating, preparing and submitting (i) any labor authority or government filings and (ii) give all necessary information and take all reasonable steps necessary to facilitate and support the completion of any information and/or consultation processes required by applicable Law or any CBA, in connection with the transfers of Fortrea Employees to the Fortrea Group and Labcorp Employees to the Labcorp Group or otherwise as a result of the transactions contemplated under this Employee Matters Agreement, the Separation Agreement or any Transaction Documents

ARTICLE XIV
MISCELLANEOUS

Section 14.01 Vendor Contracts. Prior to the Distribution, Labcorp and Fortrea will use reasonable best efforts to (a) negotiate with the current third-party providers to separate and assign the applicable rights and obligations under each group insurance policy, health maintenance organization, administrative services contract, third-party administrator agreement, letter of understanding or arrangement that pertains to one or more Labcorp U.S. Plans or Labcorp Non-U.S. Plans and one or more Fortrea U.S. Plans or Fortrea Non-U.S. Plans (each, a “Vendor Contract”) to the extent that such rights or obligations pertain to Fortrea Employees and Former Fortrea Employees and their respective Plan Payees or, in the alternative, to negotiate with the current third-party providers to provide substantially similar services to the Fortrea U.S. Plans and Fortrea Non-U.S. Plans on substantially similar terms under separate contracts with Fortrea or the Fortrea U.S. Plans and Fortrea Non-U.S. Plans and (b) to the extent permitted by the applicable third-party provider, obtain and maintain pricing discounts or other preferential terms under the Vendor Contracts.
Section 14.02 Further Assurances. Prior to the Distribution, if either party identifies any commercial or other service that is needed to ensure a smooth and orderly transition of its business in connection with the consummation of the transactions contemplated hereby, and that is not otherwise governed by the provisions of this Employee Matters Agreement, the parties will cooperate in determining whether there is a mutually acceptable arm’s-length basis on which the other party will provide such service.
Section 14.03 Employment Taxes Withholding Reporting Responsibility. Labcorp and Fortrea hereby agree to follow the standard procedure for United States employment Tax withholding as provided in Section 4 of Rev. Proc. 2004-53, I.R.B. 2004-34. Labcorp or a member of the Labcorp Group will withhold and remit all employment Taxes for the last payroll date preceding the Distribution Date with respect to all current and former employees of Labcorp (or a member of the Labcorp Group) and Fortrea (or a member of the Fortrea Group) who receive wages on such payroll date.
Section 14.04 Data Privacy. The Labcorp Group and the Fortrea Group will both adhere to the requirements of the Data Processing Agreement between Labcorp and Fortrea in discharging their respective obligations hereunder.
Section 14.05 Third-Party Beneficiaries. Nothing contained in this Employee Matters Agreement will be construed to create any third-party beneficiary rights in any Person, including without limitation any Labcorp Employees, Former Labcorp Employees, Labcorp Directors, Fortrea Employees, Former Fortrea Employees and/or Fortrea Directors (including any dependent or beneficiary thereof) nor will this Employee Matters Agreement be deemed to amend any benefit plan or employee arrangement of Labcorp, Fortrea, or their Affiliates or to prohibit Labcorp, Fortrea or their respective Affiliates from amending or terminating any benefit plan or employee arrangement.
Section 14.06 Effect If Distribution Does Not Occur. If the Distribution does not occur, then all actions and events that are, under this Employee Matters Agreement, to be taken or occur effective as of the Distribution, or otherwise in connection with the Distribution will not be taken or occur except to the extent specifically agreed upon by the parties.

Section 14.07 Fiduciary Matters. Labcorp and Fortrea each acknowledge that actions required to be taken pursuant to this Employee Matters Agreement may be subject to fiduciary duties or standards of conduct under ERISA or other applicable law, and neither Labcorp nor Fortrea shall be deemed to be in violation of this Employee Matters Agreement if it fails to comply with any provisions hereof based upon its good faith determination that to do so would violate such a fiduciary duty or standard. Each of Labcorp and Fortrea shall be responsible for taking such actions as are deemed necessary and appropriate to comply with its own fiduciary responsibilities and shall fully release and indemnify the other party for any Liabilities caused by the failure to satisfy any such responsibility.
Section 14.08 Incorporation of Separation Agreement Provisions. The following provisions of the Separation Agreement are hereby incorporated herein by reference, and unless otherwise expressly specified herein, such provisions will apply as if fully set forth herein (references in this Section 14.08 to an “Article” or “Section” will mean Articles or Sections of the Separation Agreement, and references in the material incorporated herein by reference will be references to the Separation Agreement): Section 3.01 (relating to Further Assurances; Efforts to Obtain Approvals or Notifications); Section 3.02 (relating to Access to Information; Cooperation); Section 3.03 (relating to Confidentiality); Section 3.06 (relating to Privileged Matters); Article IV (relating to Indemnification; Limitation of Liability); Article V (relating to Dispute Resolution); and Article VII (relating to Miscellaneous).
Section 14.09 No Representation or Warranty. Each of Labcorp (on behalf of itself and each member of the Labcorp Group) and Fortrea (on behalf of itself and each member of the Fortrea Group) understands and agrees that, except as expressly set forth in this Employee Matters Agreement, the Separation Agreement or in any other Transaction Document, no party (including its Affiliates) to this Employee Matters Agreement, the Separation Agreement or any other Transaction Document, makes any representation or warranty with respect to any matter in this Employee Matters Agreement, including, without limitation, any representation or warranty with respect to the legal or Tax status or compliance of any U.S. Benefit Plan or Non-U.S. Plan, compensation arrangement, equity award, equity plan or Employment Agreement, and Labcorp and Fortrea disclaim any and all liability with respect thereto. Except as expressly set forth in this Employee Matters Agreement, the Separation Agreement or any other Transaction Document, none of Labcorp, Fortrea or any of their respective Subsidiaries (including their respective Affiliates) makes any representation or warranty about and will not have any Liability for the accuracy of or omissions from any information, documents or materials made available in connection with entering into this Employee Matters Agreement, the Separation Agreement or any other Transaction Documents or the transactions contemplated hereby or thereby.
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IN WITNESS WHEREOF, the parties have caused this Employee Matters Agreement to be executed on the date first written above by their respective duly authorized officers.
LABORATORY CORPORATION OF AMERICA HOLDINGS

By:
Name:
Title:

FORTREA HOLDINGS INC.

By:
Name:
Title: